EXHIBIT  10.9

ABACAN RESOURCE CORPORATION and DAHOMEY RESOURCE CORPORATION and LIBERTY TECHNICAL SERVICES LTD. and ABACAN RESOURCES (BENIN) LIMITED and WEST AFRICAN RESOURCE CORPORATION and AGBARA RESOURCES LIMITED and ABACAN POWER (BENIN) LIMITED and ABACAN-ADDAX BENIN CONSORTIUM S.A. and ABACAN RESOURCES (NIGERIA) LTD. and ANGUS INTERNATIONAL RESOURCES LTD. and PROFILE INTERNATIONAL LTD.

                                       And

                           CREDIT SUISSE FIRST BOSTON
                                   (as Agent)

                           CREDIT SUISSE FIRST BOSTON
                              (as Security Trustee)

                                       and

                         THE LENDERS herein referred to

                               SECURITY TRUST DEED

                               Dated July 2, 1998

SECURITY  TRUST  DEED  (the  AAGREEMENT@)  made  on  July  2,  1998

BETWEEN

ABACAN RESOURCE CORPORATION, an Alberta, Canada corporation, whose registered office is at Suite 1600, 407 Second Street S.W., Calgary, Alberta, Canada (sometimes referred to individually herein as AARC@); DAHOMEY RESOURCE CORPORATION, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB-11986, Nassau, The Bahamas (sometimes referred to individually herein as ADAHOMEY@); LIBERTY TECHNICAL SERVICES LTD., a Bahamas limited company, whose registered office is at 38 Warehouse Road, Apapa, Lagos, Nigeria (sometimes referred to individually herein as ALiberty@); ABACAN RESOURCES (BENIN) LIMITED, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, N.P., The Bahamas; WEST AFRICAN RESOURCE CORPORATION, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, N.P., The Bahamas; AGBARA RESOURCES LIMITED, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, N.P., The Bahamas; ABACAN POWER (BENIN) LIMITED, a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB 11986, Nassau, N.P., The Bahamas; ABACAN-ADDAX BENIN CONSORTIUM S.A., a Benin limited company, whose registered office is at Villas de la Francophonie, Fadoul 1 08 B.P. 0428, Cotonou, Benin; ABACAN RESOURCES (NIGERIA) LTD., a Nigerian limited company, whose registered office is at 38 Warehouse Road, Apapa, Lagos, Nigeria; ANGUS INTERNATIONAL RESOURCES LTD., a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB-11986, Nassau, The Bahamas; and PROFILE INTERNATIONAL LTD., a Bahamas limited company, whose registered office is at Chambers, Suite 304, Beaumont House, Bay Street, P.O. Box CB-11986, Nassau, The Bahamas.

                                (individually and collectively, the AOBLIGORS@);

CREDIT  SUISSE  FIRST  BOSTON  (as  AGENT);

CREDIT  SUISSE  FIRST  BOSTON  (as  SECURITY  TRUSTEE);

THE  LENDERS  listed  on  the  execution  pages  of  this  Deed.

WHEREAS:

(A) The Lenders have agreed to make available to the ARC, Liberty and Dahomey as Borrowers the Facility (each as defined in the Facility Agreement) upon the terms and conditions of the Facility Agreement (as defined below).

(B) The Security Trustee has agreed to act as Security Trustee of this Deed and to hold the benefit of the Security Documents (as defined below) and the security thereby created on trust for the Beneficiaries (as defined below).

(C) Pursuant to the provisions of the Facility Agreement, as a condition precedent to the Facility becoming available, the Obligors are required to execute the Security Documents (as defined below) in favour of the Security Trustee to be held by it on trust for the Beneficiaries (as defined below) in accordance with the terms and conditions of this Deed.

NOW  IT  IS  HEREBY  AGREED  as  follows:-

INTERPRETATION

1.1 DEFINITIONS: In this Deed (including the recitals) words and expressions defined in the Facility Agreement shall bear the same respective meanings when used herein, unless otherwise defined herein or the context otherwise requires. The following words and expressions have, except where the context otherwise requires, the meanings respectively shown opposite them:
BENEFICIARIES means the Agent, the Security Trustee and the Lenders; THIS DEED means this deed as amended or modified from time to time, including any other deed or instrument expressed to be supplemental hereto; ENFORCEMENT NOTICE means a notice from the Agent to the Security Trustee stating that the Agent has issued a notice to the Borrowers' Agent pursuant to clause
13.2  of  the  Facility  Agreement;

FACILITY AGREEMENT means the $30,702,500 Credit Facility Agreement dated of even date herewith between Abacan Resource Corporation, Liberty Technical Services Limited and Dahomey Resource Corporation as the Borrowers, the Guarantors therein referred to, Credit Suisse First Boston as Agent and as Security Trustee and the Lenders therein referred to as the same may be amended from time to time;

PROCEEDS means all moneys and other property held or received by the Security Trustee or any Receiver under any of the Security Documents and the proceeds of realisation of the Secured Property;

RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as receiver, administrative receiver, receiver and manager, manager or similar insolvency officer appointed by the Security Trustee pursuant to any of the Security Documents;

SECURED AMOUNTS means all moneys and liabilities (including without limitation amounts payable under this Deed) whatsoever which may be due, owing or payable by the Obligors to the Beneficiaries in any currency, as principal or as surety, individually or jointly, on any account whatsoever pursuant to the Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Obligors of any of their obligations under the Financing Documents and "Secured Amounts" shall have a like meaning with respect to a particular Security Document or Beneficiary;

SECURITY DOCUMENTS means this Deed, the Debentures, the Share Pledges, the MOPU Agreement, the Amni Guarantee, and any other mortgages, charges, assignments or other security interests from time to time granted by the Obligors to the Security Trustee pursuant to the Financing Documents.

SECURED  PROPERTY  means  the  property  described  in  clause  2.1;

1.2     CONSTRUCTION: In this Deed, except where the context otherwise requires:

(a)  Headings and the table of contents are for ease of reference only;

(b) references to clauses, sub-clauses, paragraphs or the Schedule are, unless otherwise specified, to be construed as references to clauses, sub-clauses and paragraphs of and the Schedule to this Deed;

(c) a provision of law is a reference to that provision as amended or re-enacted;

(d) references to documents include any deed (including this Deed), negotiable instrument, certificate, notice or other document of any kind and references to any document (or a provision thereof) shall be construed as a reference to that document or provision as from time to time amended, supplemented, varied or replaced (in whole or in part);

(e) references to any party hereto or any person include references to any successor or assignee of such party or other person; and

(f) unless the context otherwise requires, words denoting the singular number shall include the plural and vice versa. DECLARATION OF TRUST; GENERAL

2.1 TRUST: The Security Trustee shall stand possessed of and shall hold all the covenants, undertakings, charges, assignments and other security interests made, given or to be made or given under or pursuant to any of the Security Documents, upon trust for the Beneficiaries rateably in proportion to their respective Secured Amounts.

2.2 ADDITIONAL BENEFICIARIES: Upon the delivery to the Security Trustee by the Agent of a supplemental deed substantially in the form of Schedule 1 executed by an Obligor and by any person intended to become a beneficiary hereunder, such person shall thereafter be entitled to the benefit of and subject to the provisions of this Deed as a Beneficiary. Each Obligor party hereto agrees that it will promptly execute such a Deed upon request by the Agent.

2.3 AGENT: Notwithstanding anything to the contrary in the Facility Agreement, the Security Trustee shall be entitled to assume that the interests of each Bank are represented by the Agent. The Security Trustee shall not be obliged or required to act in accordance with the directions of any of the Lenders given otherwise than through the Agent.

2.4 SECURITY TRUSTEE'S NOTIFICATION: The Security Trustee shall promptly advise the Agent of any breach of the provisions of this Deed which comes to the notice of the Security Trustee.

2.5 JURISDICTION: It is hereby declared and agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by this Deed, the relationship of the Beneficiaries to the Security Trustee shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this Deed shall have full force and effect between the parties hereto.

2.6     EFFECTIVE  DATE:  This  Deed  shall  take  effect  on  the  date hereof.

COVENANTS  BY  THE  OBLIGORS

3.1 COVENANTS: Each Obligor hereby covenant with the Security Trustee that, so long as any of the Secured Amounts remains outstanding, it will:

(a) at all times give to the Security Trustee such information as the Security Trustee may reasonably require for the purpose of the discharge of the trusts, powers, rights, duties, authorities and discretions vested in it hereunder or by operation of law; and

(b) execute and do all such assurances, acts, deeds and things as the Security Trustee may reasonably require for protecting or perfecting the security over the Secured Property and the exercise of all powers, authorities and discretions vested in the Security Trustee or in any receiver of the Secured Property and shall in particular execute all transfers, conveyances, assignments, assurances and registrations of the Secured Property, whether to the Security Trustee or its nominees or purchasers or subpurchasers, and give all notices, orders and discretions which the Security Trustee may reasonably require as necessary or expedient.

SECURED  PROPERTY  AND  POWERS  OF  ENFORCEMENT

4.1     SECURITY:

(a) The security created by the Security Documents shall be held by the Security Trustee as a continuing security for the payment in full of the Secured Amounts notwithstanding any settlement of account or any other act, event or matter whatsoever;

(b) The security created by the Security Documents shall not be satisfied by any intermediate payment or satisfaction of any amount hereby or thereby secured and the security so created shall be in addition to and shall not be prejudiced by any other security or guarantee now or hereafter held by the Security Trustee or any other person for all or any part of the Secured Amounts hereby and thereby secured or the liability of any person for the whole or any part of the Secured Amounts;

(c) Every power and remedy given to the Security Trustee herein shall be in addition to and not a limitation of any other power or remedy vested in the Security Trustee under any of the Security Documents, or by statute, rule or law or otherwise and all such powers may be exercised from time to time and as often as the Security Trustee deems expedient.

(d) Neither Section 93 nor Section 103 of the Law of Property Act 1925 shall apply to any assignment created hereunder.

4.2 ENFORCEMENT: Upon receipt by the Security Trustee of an Enforcement Notice from the Agent, the security constituted by the Security Documents shall become immediately enforceable. Upon the security constituted by the Security Documents becoming enforceable, the Security Trustee shall, subject to it being indemnified to its satisfaction, be bound without further notice to any party to this Deed to enforce the same and shall incur no responsibility to any such party for so doing.

SUSPENSE  ACCOUNT,  INVESTMENT  AND  ACCUMULATIONS

5.1 SUSPENSE ACCOUNT: Pending appropriation and distribution under clause 7, the Security Trustee may place any sum received, recovered or held by it representing or constituting Proceeds at any time after the security constituted by the Security Documents becomes enforceable in a suspense account which it may maintain for as long as it thinks fit until the Secured Amounts have been discharged in full.

5.2 INVESTMENT OF PROCEEDS: The Security Trustee may invest in the name or under the control of the Security Trustee an amount equal to the balance from time to time standing to the credit of any suspense account in any of the investments for the time being authorised by English law for the investment by Security Trustees of trust moneys or in any other investments (whether similar to the aforesaid or not) which may be selected by the Security Trustee as if the Security Trustee were an absolute beneficial owner or by placing the same on deposit in the name or under the control of the Security Trustee and in such currency as the Security Trustee may think fit The Security Trustee may at any time vary or transfer any of such investments for or into any other such investments or convert any other moneys so deposited into any other currency and shall not be responsible for any loss occasioned thereby (whether by depreciation in value, fluctuation in exchange rates or otherwise) unless such loss is occasioned by the wilful misconduct or fraud of the Security Trustee. The Security Trustee shall not be under any obligation to diversify any investment or investments made by it pursuant to this sub-clause.

5.3 ACCUMULATIONS: The resulting income arising on any investments made pursuant to clause 5.2 above may, at the discretion of the Security Trustee, be accumulated PROVIDED THAT if the Proceeds shall amount to a sum sufficient to pay at least 5 per cent. of the principal amount of the Secured Amounts then outstanding the Security Trustee shall thereupon appropriate and distribute the Proceeds and any such accumulations in the manner and order provided in clause
7.1 BUT SO THAT for the purposes of this proviso (and this proviso alone) the expression Proceeds shall not include any part thereof held on a suspense account pursuant to clause 5.1 above.

RELEASE  OF  SECURED  PROPERTY,  CONTINUATION  AND  PERPETUITY  PERIOD

6.1 RELEASE OF SECURED PROPERTY: On the payment or discharge of' the Secured Amounts in full and subject to the Beneficiaries having no actual or contingent liability to the Obligors with respect to obligations under the Facility and at the written direction of the Agent, the Security Trustee will, at the cost and expense of the relevant Obligor, (i) release the security constituted by the Security Documents and reassign to the relevant Obligor or such other person as the relevant Obligor may direct or such other person as may be entitled thereto all of the Secured Property, and (ii) assign to Borrower's Agent any remaining rights in the MOPU Agreement. Further, CSFB agrees and agrees to cause TIL to obtain the Borrowers' Agent's written consent to any amendment, modification or waiver to or under the MOPU Agreement, which consent shall not be unreasonably withheld. The Obligors covenant and agree to comply with the terms of Section
6.3  of  the  MOPU  Agreement.

6.2 CONTINUATION OF TRUSTS: The trusts constituted by the Security Documents shall (subject to clause 6.3) remain in full force and effect for so long as any amounts remain due to the Security Trustee, any Receiver or delegate of the Security Trustee pursuant to the Security Documents and any of the Secured Amounts remain due to any of the Beneficiaries or any Beneficiary has any actual or contingent liability to the Borrowers in respect of the Facility.

6.3 PERPETUITY PERIOD: The perpetuity period applicable hereto under the rule against perpetuities shall be the period of eighty years from the date of these presents and every power, authority or discretion to which the said rule applies which is conferred upon the Security Trustee or any other person by these presents shall only be exercisable during that period. DISTRIBUTION OF PROCEEDS

7.1 DISTRIBUTION: Subject to clause 5, after the security constituted by the Security Documents shall have become enforceable, the Security Trustee shall appropriate and distribute all Proceeds (subject to the payment of debts which by law have priority) in the following manner and order (but so that in each case only if and to the extent that appropriations and distributions of a higher priority have been made in full):-

(a) First, in or towards payment of all costs, charges, expenses and liabilities (together with accrued interest thereon as provided in any other Security Document) properly incurred by the Security Trustee or any Receiver, attorney, agent, delegate or other person appointed by the Security Trustee under any of the Security Documents in the exercise or purported exercise of any powers, authorities or discretions vested in it or him pursuant to any of the Security Documents in respect of any security interest created by any Obligor or any Security Document executed by any Obligor;

(b) Second, in or towards payment of all costs, charges, expenses and liabilities (together with accrued interest thereon as provided in any other Financing Document) properly incurred by the Agent in the exercise or purported exercise of any powers, duties, obligations or discretions vested in it or him pursuant to any of the Financing Documents;

(c) Third, in or towards payment pro rata of any interest due to the Beneficiaries in respect of the Secured Amounts;

(d) Fourth, in or towards payment pro rata of any principal due to the Beneficiaries in respect of the Secured Amounts;

(e) Fifth, in or towards payment pro rata of all remaining sums or liabilities due or owed to the Beneficiaries in respect of the Secured Amounts; and the surplus (if any) after the payment in full of the Secured Amounts shall be paid to or to the order of the Borrower's Agent or to such other person as the Borrowers' Agent may notify to the Security Trustee, or as otherwise required by any court of competent jurisdiction or applicable law, PROVIDED
     THAT:

     (i) distributions by the Security Trustee shall be made at such times as the Security Trustee in its absolute discretion determines to be as soon as reasonably practical, having regard to all relevant circumstances;

     (ii) as between the Beneficiaries, a Beneficiary shall be deemed to have received from the Security Trustee any amount which the Security Trustee is at any time required by law to deduct or withhold on account of tax from any distribution received by that Beneficiary under this Deed. However, this shall not prejudice any right which that Beneficiary may have against the Obligors (whether under a grossing-up clause or otherwise) but as between the Beneficiaries, any such indebtedness shall rank after all other sums due and owing in respect of the Secured Amounts;

     (iii)for the purposes of any distribution by the Security Trustee (which shall be made in accordance with clause 7.2), the Security Trustee may fix a date as at which the amount of the Secured Amount is to be calculated. For the purposes of determining the amount of any payment to be made pursuant to paragraphs (c), (d) or (e) above to any Beneficiary, the Security Trustee shall be entitled to call for a certificate from the Agent as to the amount, currency and nature of any Secured Amount owing or incurred to the relevant Beneficiary at the date fixed by the Security Trustee for such purpose and as to such other matters as the Security Trustee may deem necessary or desirable to enable it to make a distribution. The Security Trustee shall be entitled to rely on any such certificate:

     (iv) if, after discharge of the costs, charges, expenses and liabilities (together with accrued interest thereon) referred to in paragraphs (a) and (b) above, the Proceeds remaining are insufficient to discharge in full any of the aggregate amounts referred to in any of paragraphs
          (c), (d) or (e) above, as the case may be, such remaining Proceeds shall be paid to the Agent to be distributed pari passu and rateably to the Beneficiaries in proportion to the respective portions of the Secured Amounts owing to each Beneficiary;

     (v) if any Proceeds shall be denominated in a currency (the "relevant currency") other than that in which any Secured Amount is expressed to be payable (the "contractual currency") the Security Trustee shall convert the relevant Proceeds into the contractual currency upon receipt or recovery of the same unless such sums are to be credited to a suspense account and apply the same in accordance with the foregoing provisions, but so that no action taken by the Security Trustee pursuant to this proviso (v) shall in any way prejudice or affect the rights or claims which any Beneficiary may have pursuant to the terms of the Financing Documents; and

     (vi) any distribution payment or transfer required to be made by the Security Trustee pursuant to this Deed shall only be made subject to any applicable laws and regulations.

7.2 DISTRIBUTIONS AND PAYMENTS: Distributions or payments of or on account of any of the Secured Amounts described in paragraphs (c), (d) and (e) of clause

7.1 shall be made by the Security Trustee to the Agent. An acknowledgment of receipt signed by the Agent or, as the case may be, the Borrowers' Agent or its appointee shall be a good discharge of the Security Trustee.

7.3 UNWINDING: If and to the extent that any appropriation or distribution shall at any time thereafter transpire to have been invalid or any sum so distributed has to be refunded to any person under any law relating to bankruptcy, insolvency or winding up or otherwise, the relevant distribution shall be deemed never to have been made provided that any benefit obtained by the person to whom the relevant distribution was originally made from the use of the amount so distributed shall so long as it is retained (free from liabilities) by such person, be deducted from any interest which becomes payable in accordance herewith on such amount from the date of such distribution to the (date on which it is deemed never to have been made (such resulting amount never however to be a negative amount).

7.4 REQUIRED PREPAYMENTS: Any amounts received by the Security Trustee pursuant to the terms of either the MOPU Agreement or the Amni Agreement shall be applied by the Agent as a prepayment against the Outstandings; provided any amounts received shall first be applied to reimburse the Agent for (i) reasonable collection costs incurred with respect to the Amni Guaranty and (ii) any payments made by the Agent to Sedco Forex as required pursuant to the terms of MOPU Agreement.

SECURITY  TRUSTEE'S  RIGHTS,  DUTIES  AND  SUPPLEMENTAL  POWERS

8.1     RIGHTS  AND  DUTIES:

     (a) The Security Trustee shall have only those duties, obligations and-responsibilities expressly specified in this Deed or the other Security Documents and shall not have any implied duties, obligations or responsibilities. In performing or carrying out its duties, obligations and responsibilities, the Security Trustee shall be considered to be acting only in a mechanical and administrative capacity (save as expressly provided in this Deed or the other Security Documents) and shall not have or be deemed to have any duty, obligation or responsibility to or relationship of trust or agency with any of the Obligors;

     (b) The Security Trustee may refrain from taking any (or any further) action or exercising any rights under or in respect of this Deed or any other Security Documents until it has received instructions from the Agent (or other person for the time being entitled to give such instructions) as to whether (and, if it is to be, the way in which) it is to be taken or exercised. In the absence of such instructions, the Security Trustee may act or refrain from acting as it shall see fit. The Security Trustee shall in all cases when acting or refraining from acting as the case may be, be in no way responsible for any loss except in the case of wilful misconduct or where the Security Trustee has failed to show the degree of diligence and care required of it having regard to the provisions of this Deed or the Security Documents;

     (c) The Security Trustee shall not be liable for any action taken or omitted by it under or in connection with the Security Documents in good faith;

     (d) The Security Trustee shall not be liable to bring any proceedings against the Obligors for the recovery of any sum due under any of the Financing Documents or otherwise in connection therewith unless it has been fully indemnified to its satisfaction by each of the Lenders in the proportion which its Outstandings bear to the Total Outstandings (or if no Outstandings, its Commitment bears to the Total Commitments);

     (e) Notwithstanding that the Security Trustee is a Beneficiary, it may take, or refrain from taking, any action which it would be entitled to take in its capacity as a Beneficiary if it was not the Security Trustee and shall not be precluded by virtue of its position as a Beneficiary from exercising any of its discretions, powers and duties as Security Trustee;

     (f) Each of the Lenders shall fully indemnify the Security Trustee rateably in the proportion which its Outstandings bears to the Total Outstandings (or if no Outstandings, its Commitment bears to the Total Commitments), from and against all claims, proceedings, expenses, losses, damages and liabilities of every description (except in respect of any remuneration due to the Security Trustee) which may be incurred by the Security Trustee in such capacity in good faith and which in any way relate to or arise out of the Financing Documents or any related documents or any action taken or omitted by the Security Trustee in enforcing or preserving, or in attempting to enforce or preserve, any of the rights of the Beneficiaries under the Financing Documents or any related documents.

8.2 By way of supplement to the Trustee Act 1925 it is expressly declared as follows:

     (a) RELIANCE ON EXPERTS: The Security Trustee may in relation to the Financing Documents act on the opinion or advice of, or a certificate or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Security Trustee, any Receiver or the Agent, and shall not be responsible for any loss occasioned by so acting.

     (b) CERTIFICATES: Any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, facsimile reproduction or in any other form and the Security Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic PROVIDED THAT such error or lack of authenticity is not manifest.

     (c) DISCRETION: The Security Trustee shall (save as expressly otherwise provided in any of the Security Documents) as regards all rights, powers, authorities and discretions vested in it by any of the Security Documents, or by operation of law, have complete discretion as to the exercise or non-exercise thereof.

     (d) INVESTMENT BY WAY OF NOMINEES: Any investment made by the Security Trustee pursuant to clause 5 may, at its discretion, be made or retained in the name or names of a nominee or nominees.

     (e) DOCUMENT PLACEMENT: The Security Trustee shall be at liberty to place this Deed, any of the other Security Documents and all deeds and other documents relating to this Deed or any of the other Security Documents with any bank or banking company, or lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Security Trustee shall not be responsible for or be required to insure against any loss incurred in connection with any such deposit and the Borrowers' Agent shall pay all sums required to be paid on account of or in respect of any such deposit.

     (f) AGENTS: The Security Trustee may, in the conduct of the trust business, instead of acting personally, employ and pay an agent to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Security Trustee (including the receipt and payment of money). The Security Trustee shall not be responsible for any misconduct on the part of any person appointed by it in good faith hereunder or be bound to supervise the proceedings or acts of any such persons.

     (g) SECURITY TRUSTEE REFRAINING FROM ACTING: The Security Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any agency of any state or which would or might otherwise render it liable to any person and may do anything which is, in its absolute discretion, necessary to comply with any such law, directive or regulation.

     (h)  DISCLAIMERS AND EXCLUSIONS:

          (i) The Security Trustee shall not be responsible for recitals or statements, warranties or representations of any party (other than the Security Trustee) contained in any of the Financing Documents and shall not be required to examine or enquire into the title of the Obligors to the Secured Property or any other part of the undertaking, property and assets charged by any of the Security Documents, or the right of the Obligors to exercise the powers and discretions described in the Financing Documents to the intent that the Security Trustee shall not in any way be responsible for its inability to exercise any of the rights conferred herein or in any of the other Security Documents or for any loss or damage thereby occasioned;

          (ii) The Security Trustee shall not be bound to give notice to any person of the execution of the Security Documents nor shall it be liable for any failure, omission or defect in perfecting the security intended to be constituted by the Security Documents including, without prejudice to the generality of the foregoing,
               (a) failure to obtain any license, consent or other authority for the execution of the same, (b) failure to register the same in accordance with the provisions of any of the documents of title of the Obligors to any of the Secured Property, and (c) failure to effect or procure registration of or otherwise protect any of the Security Documents by registering the same under any registration laws in any territory, or by registering any notice, caution or other entry prescribed by or pursuant to the provisions of the said laws;

          (iii)The Security Trustee shall not be responsible for the genuineness, validity or effectiveness of any of the Security Documents or any obligations or rights created or purported to be created thereby or any security constituted or purported to be constituted by or pursuant to any of the Security Documents, nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents, whether arising from statute, law or decision of any court;

          (iv) The Security Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under any of the Security Documents, except such as arise as a result of the wilful misconduct or fraud of the Security Trustee. SUPPLEMENTAL PROVISIONS REGARDING THE SECURITY TRUSTEE

9.1 OBLIGORS' PERFORMANCE: Except as herein otherwise expressly provided, the Security Trustee shall be and is hereby authorised to assume without enquiry, and it is hereby declared to be the intention of the Security Trustee that it shall assume without enquiry, that the Obligors are duly performing and observing all the covenants and provisions contained in the Financing Documents and on their part to be performed and observed and that no Event of Default or Potential Event if Default has occurred. No Beneficiary other than the Agent shall be entitled to require the Security Trustee to take any action or proceedings under any of the Security Documents whatsoever, whether to enforce the performance of any covenant or obligation by the Obligors or otherwise.

9.2 DELEGATION: The Security Trustee may, in the execution of an or any of the trusts, powers, authorities and discretions vested in it by any of the Security Documents, act by responsible officers or a responsible officer for the time being of the Security Trustee. The Security Trustee may also, whenever it thinks expedient in the interests of the Beneficiaries, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by any of the Security Documents. Any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) as the Security Trustee may think fit in the interests of the Beneficiaries and, PROVIDED THAT the Security Trustee shall have exercised reasonable care in the selection of such delegate and, where a power to sub-delegate has been given, has obliged the delegate to exercise reasonable care in the selection of any sub-delegate, the Security Trustee shall not be responsible for any loss incurred by any misconduct or default on the part of such delegate or sub-delegate. The Security Trustee shall give prompt notice to the Borrowers' Agent and the Agent of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to the Borrowers' Agent and the Agent.

9.3 CONTRACTS: The Security Trustee shall not, and no director or officer of the Security Trustee shall, by reason of the fiduciary position of the Security Trustee, be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Obligors or from accepting the trusteeship of any stock, shares, debenture stock, debentures or securities of the Obligors. Without prejudice to the generality of the foregoing, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending money upon or making payments in respect of any stock, shares, debenture stock, debentures or other securities of the Obligors or any contract of banking or insurance with the Obligors. Neither the Security Trustee nor any such director or officer shall be accountable to any Lender or the Obligors for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions. The Security Trustee and any such director or officer shall be at liberty to retain the same for its or his own benefit.

9.4 ADDITIONAL POWERS: The powers conferred by this Deed and the other Security Documents upon the Security Trustee shall be in addition to any powers which may from time to time be vested in it by applicable law. SECURITY TRUSTEE'S REMUNERATION AND INDEMNITIES

10.1     REMUNERATION:

     (a) If the Security Trustee finds it expedient or is required to undertake any material duties in the course of its trusteeship under any of the Security Documents (which shall, without limitation, be presumed once the Security Trustee shall have become bound to enforce the security constituted by the Security Documents or when, in the opinion of the Security Trustee acting in good faith, circumstances exist in which such event may occur), the Borrowers shall pay such remuneration as shall be agreed between the Security Trustee and the Borrowers' Agent. If the Security Trustee and the Borrowers' Agent fail to agree the amount of any remuneration as aforesaid, it shall be determined by a chartered accountant selected by the Security Trustee and approved by the Borrowers' Agent or, failing such approval, nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales. The expenses involved in such nomination and the fees of such chartered accountant shall be paid by the Borrowers' Agent. The determination of such chartered accountant (who shall be deemed to be acting as an expert and not as an arbitrator) shall be conclusive and binding upon the Security Trustee and the Borrowers' Agent (absent fraud or manifest error);

     (b) The Borrowers' Agent shall pay to the Security Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration hereunder.

10.2 EXPENSES AND COSTS: The Borrowers' Agent shall on demand from time to time pay, in each case on the basis of a full indemnity to the Security Trustee:

     (a) all costs and expenses (including legal, printing, publicity and out-of-pocket expenses) reasonably incurred in connection with the negotiation, preparation or completion of the Security Documents;

     (b) all costs, charges and expenses (including travelling expenses) which the Security Trustee may reasonably incur in relation to the exercise of the rights, powers, duties, authorities and discretions or the execution of the trusts vested in it by or pursuant to any of the Security Documents; and

     (c) at such daily and/or hourly rates as the Security Trustee shall from time to time reasonably determine, all costs and expenses (including without limitation, telephone, fax, copying, travel, legal and personnel costs) in connection with the Security Trustee taking such action as it may deem appropriate, in complying with any instructions from the Agent or any request by the Borrowers' Agent in connection with:

          (i) the granting or proposed granting of any waiver or consent under any of the Security Documents;

          (ii) any amendment or proposed amendment to any of the Security Documents;

          (iii)any breach by any Obligor of any of its obligations under any of the Security Documents or any investigation as to whether any such breach may have occurred;

          (iv) the occurrence of any Event of Default;

          (v) the review, preservation and/or enforcement or the attempted presentation or enforcement of any of the rights of the Security Trustee, the Agent and the Lenders under the Security Documents; and

          (vi) the transfer or possible transfer of the role of Security Trustee to another person. Reference in this sub-clause to costs, charges and expenses shall include value added tax or similar tax charged in respect thereof

10.3 GENERAL INDEMNITY: The Obligors shall jointly and severally fully indemnify the Security Trustee and keep it indemnified:

     (a) in respect of all liabilities and expenses properly incurred by it or by any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by any of the Security Documents, except to the extent that they are sustained or incurred as a result of the wilful misconduct or fraud of the Security Trustee; and

     (b) against all losses, liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to any of the Security Documents, except to the extent that they are sustained or incurred as a result of the wilful misconduct or fraud of the Security Trustee.

10.4 COSTS INDEMNITY: To the extent that the Obligors do not perform its indemnity obligations described in this clause 10 or fails to make any payment which it is obliged to discharge under clause 17, the Agent shall indemnify the Security Trustee and keep it indemnified against any cost, expense or liability (including duties and taxes) sustained or incurred by the Security Trustee:

     (a) in complying with an Enforcement Notice and in enforcing the security constituted by the Security Documents or otherwise under any of the Security Documents, except to the extent that it is sustained or incurred as a result of the wilful misconduct or fraud of the Trustee;

     (b) by any person appointed by it to whom any trust, rights, powers, duties, authorities or discretions may be delegated in the execution or exercise or purported execution or exercise of the trusts, rights, powers, duties, authorities or discretions vested in it by any of the Security Documents; and

     (c) in respect of any matter or thing done or omitted in any way relating to any of the Security Documents, except to the extent that it is sustained or incurred as a result of the wilful misconduct or fraud of the Security Trustee.

10.5 PAYMENT: All sums payable under sub-clauses 10.2 and 10.3 of this clause shall be payable on demand. All sums payable by the Obligors under this clause shall carry interest at the rate of two per cent (2%) per annum. above the normal lending rate of a leading bank that is available to the Security Trustee in the principal financial centre relevant to the currency in which the same are due for overdraft facilities in that currency from the date of the same being demanded.

10.6 CONTINUATION: Unless otherwise specifically stated in any discharge of these presents, the provisions of this clause 10 shall continue in full force and effect notwithstanding such discharge.
ACTION  OF  SECURITY  TRUSTEES

11.1 MAJORITY DECISIONS: Whenever there shall be more than two Security Trustees hereof the majority of such Security Trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, rights, powers, duties, authorities and discretions vested by any of the Security Documents in the Security Trustee generally.

11.2 RELIANCE: The Security Trustee shall be entitled to rely upon any directions or any instructions given or purported to be given by the Agent, notwithstanding any error in transmission or that such directions or instructions prove not to be genuine, and such directions or instructions shall be conclusively deemed to be valid directions or instructions from the Agent to the Security Trustee for the purposes of this Deed PROVIDED THAT the Security Trustee may decline to act on any such directions or instructions where in the opinion of the Security Trustee they are insufficient, incomplete, inconsistent or not received by the Security Trustee in sufficient time to act thereon or in accordance therewith.

APPOINTMENT  OF  NEW  OR  FURTHER  SECURITY  TRUSTEES

12.1 POWER TO APPOINT: The power of appointing new Security Trustees shall be vested in the Agent acting on the directions of the Majority Lenders, with the consent of the Borrowers' Agent (not to be unreasonably withheld). The Agent, acting on the instructions of the Majority Lenders, may at any time by notice in writing to the Borrowers' Agent and the Security Trustee remove any Security Trustee or Security Trustees for the time being hereof. The removal of a Security Trustee shall not become effective unless there remains a Security Trustee or Security Trustees in office after such removal. The Security Trustee shall notify the Agent of its removal and/or the proposed appointment of a new Security Trustee.

12.2 CO-SECURITY TRUSTEES: Notwithstanding the provisions of clause 12.1, the Security Trustee may, with the consent of the Borrowers' Agent (not to be unreasonably withheld) and the Agent, appoint any person (whether a trust corporation or not) to act either as a separate Security Trustee or as a co-Security Trustee jointly with the Security Trustee:

     (a) if the Security Trustee considers such appointment to be in the interests of the Beneficiaries, or

     (b)  for  the  purposes  of   conforming  to  any  legal   requirement   or
          restriction.

Such person shall (subject always to the provisions of the Security Documents) have such trusts, rights, powers, duties, authorities and discretion (not exceeding those conferred on the Security Trustee by the Security Documents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Security Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Security Trustee may pay to any such person, together with any attributable costs, charges and expenses reasonably incurred by it in performing its function as such separate Security Trustee or co-Security Trustee, shall, to the extent payable if the same had been incurred by the Security Trustee, for the purposes of this Deed, be treated as costs, charges and expenses incurred by the Security Trustee.

RESIGNATION  OF  SECURITY  TRUSTEE

13.1 Any Security Trustee for the time being of these presents may retire at any time without assigning any reason therefor and without being responsible for any costs occasioned by such retirement. In that event, the Agent shall, subject to the prior written consent of the Borrowers' Agent (such consent not to be unreasonably withheld or delayed), appoint a Beneficiary or any other bank or financial institution to act as Security Trustee in its stead or, if no such person is so appointed within 30 days of the Security Trustee tendering its resignation, the Security Trustee may, in consultation with the Borrowers'
Agent, appoint a Beneficiary or, with the prior written consent of the Borrowers' Agent (such consent not to be unreasonably withheld or delayed) any other reputable bank or financial institution so to act. The retirement of a sole Security Trustee shall not take effect until the appointment of a new
Security  Trustee  or  two  or  more  new  Security  Trustees has been effected.

13.2     Upon  the  retirement  of  any  Security  Trustee:

     (a) the retiring Security Trustee shall be discharged from any further obligation under the Financing Documents; and

     (b) the successor Security Trustee and each of the other parties to this Deed shall have the same rights and obligations amongst themselves as they would have had if the successor had been a party to this Deed as Security Trustee for the Beneficiaries.

MODIFICATIONS

14. The Security Trustee may from time to time and at any time with the consent of the Agent and the Borrowers' Agent, concur in making any modification of any Security Document, if in the opinion of the Security Trustee such modification:

     (a)  is of a formal, minor or technical nature; or

     (b)  is made to correct a manifest error; or

     (c) is not Prejudicial in the opinion of the Security Trustee to the interests of the Beneficiaries, or

     (d) is made to perfect or give effect to any charge or security created or intended to be created by that Security Document or to facilitate the exercise, or the proposed exercise, of any of the Security Trustee's or any Receiver's powers or the protection, management or realisation of any of the Secured Property.

NOTICES

15.1 NOTICES: Each notice, request, demand, approval, certificate or other communication to be given or made by one person to another under these presents shall be given, made or served by telex, facsimile or letter to its address, telex or facsimile number in the Facility Agreement, or to such other address, telex or facsimile number as such person may have notified to the Security Trustee and the other parties hereto by not less than 15 days notice in writing as the address, telex or facsimile number for the time being of such person. All notices, requests, demands or other communications to or from any Beneficiary under or with respect to these presents shall be made or given through the Agent.

15.2 TIME FOR NOTICE: When any provision is made in these presents for notice of a specified number of days' or Business Days' duration, no account shall be taken, in computing the period of days' or Business Days' notice given, of the day on which such notice is delivered.

15.3 EFFECTIVENESS OF NOTICES: No communication from the Borrowers' Agent shall be effective until received by the Security Trustee. Any other communication to any person shall be deemed to be received by that person (if sent by telex or facsimile) when such communication has been dispatched and the appropriate answerback or confirmation received or (if sent by letter) when left at the appropriate address or (as the case may be) three days after being deposited in the post (first class postage prepaid) in an envelope addressed to such person at that address.

LANGUAGE

16. All documents to be furnished or communications to be given or made pursuant to this Deed shall be made in the English language or, if in another language, shall be accompanied by a translation into English on which translation the Security Trustee shall be entitled to rely.
STAMP  DUTIES

17. The Borrowers' Agent will pay all stamp duties, capital duties and other similar duties on or in connection with the execution, maintenance or enforcement of any of the Security Documents. If, in consequence of an Event of Default the Security Trustee (or any Receiver or person delegated by the Security Trustee) shall take any proceedings permitted to be taken by the terms of this Deed to enforce the obligations of the Borrowers' Agent under any of the Security Documents and for the purposes of such proceedings any of the Security Documents are taken into any jurisdiction and stamp duties, capital duties or other similar duties or taxes become payable on any of the Security Documents before or in connection with such proceedings in such jurisdiction, the Borrowers' Agent will forthwith pay (or reimburse the person making payment of) all such stamp duties, capital duties and other similar duties and taxes, including penalties (if any).

WAIVERS

18.1 WAIVER OF BREACH: The Security Trustee may (without prejudice to its rights in respect of any subsequent breach) from time to time and at any time authorise or waive, on such terms and conditions as it may specify, any breach by the Borrowers' Agent of any of the covenants or provisions contained in any of the Security Documents, PROVIDED ALWAYS THAT the Security Trustee shall not exercise any powers conferred on it by this sub-clause unless it has been directed to do so by the Agent. No such direction shall affect any authorisation or waiver previously given or made. Any such waiver or authorisation shall be binding on all of the Beneficiaries.

18.2 IMPLIED WAIVER: No course of dealing by the Security Trustee with any person and no failure or delay on the part of the Security Trustee to execute or exercise any trust, right, power, duty, discretion or authority under any of the Security Documents or provided by statute or by law or in equity or otherwise shall impair or operate as a waiver of any such trust, right, power, duty, discretion or authority or be construed as a waiver of any default or as an acquiescence therein. Any single or partial execution or exercise of any such trust, right, power, duty, discretion or authority shall not preclude any other or further execution or exercise thereof or the execution or exercise of any other rights, privileges or remedies. The rights and remedies contained in the Security Documents are cumulative and not exclusive of any other right and remedy which the Beneficiaries or any of them would have for the effective enforcement of the rights accorded in any of the Security Documents.

TAXES

19. Notwithstanding anything herein contained, to the extent required by any applicable law, if the Security Trustee shall be required to deduct or withhold from any distribution or payment made by it hereunder or if the Security Trustee shall otherwise be liable to tax as a consequence of performing its duties hereunder, any amount for which the Security Trustee may be liable, whether as principal or agent, by reason of any assessment or prospective assessment to taxation of whatsoever nature and whensoever made upon the Security Trustee in connection with or arising from any sums received by it or to which it may be entitled under any of the Security Documents (other than in connection with its remuneration specified in clause 10) or any investments from time to time representing the same, including any income or gains arising therefrom or any action of the Security Trustee in or about the administration of the trusts of any of the Security Documents (other than the remuneration specified in clause
10), the Security Trustee shall be entitled to make such deduction or withholding in respect of taxation. If the Security Trustee incurs any loss, cost, liability or expense by reason of any such assessment for which no such deduction or withholding has been made by the Security Trustee or if any such deduction or withholding is insufficient, the Borrowers' Agent will indemnify the Security Trustee therefor and the Security Trustee shall be entitled to reimbursement of such amounts from the Secured Property.

POWER  OF  ATTORNEY

20.1 APPOINTMENT: Each Obligor by way of security irrevocably appoints the Security Trustee and every Receiver of the Secured Property, each with full power of substitution and each with full power to act alone, to be its attorney and in its name and on its behalf to execute and as its act and deed or otherwise to do all such assurances, acts or things which the Obligor ought to do under the covenants and provisions contained in the Security Documents, and generally in its name and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to the Security Documents on the Security Trustee or any Receiver and (without prejudice to the generality of the foregoing):

     (a) to execute, seal and deliver and otherwise perfect any deed, assignment, transfer, assurance, agreement, instrument or act which may, in the opinion of such attorney, be required or deemed necessary for the purposes of giving effect to the Security Documents and for the purpose of the exercise of any of the powers conferred on such attorney pursuant to this Deed; and

     (b) on and after the Security Trustee becoming bound to enforce the security constituted by the Security Documents in accordance with clause 4, to ask, require, demand, receive, compound, give acquittance for, settle and compromise any and all moneys and claims for moneys due and to become due under or arising out of the Security Documents, to endorse any cheques or other instruments or orders in connection therewith, to file any claim, to take any action or institute any proceedings which the Security Trustee may deem to be necessary or advisable and to execute any documents and do anything necessary or desirable under this Deed or any of the other Security Documents and with full power to delegate any of the rights and powers hereby conferred upon it, PROVIDED THAT the appointment hereby made shall cease to have any force or effect when the provisions for release under clause 6.1 have been satisfied.

20.2 RATIFICATION: Each Obligor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in clause 20.1 shall do or purport to do in the exercise or purported exercise of all or any of the powers, authorities and discretions referred to therein.

PARTIAL  INVALIDITY

21. If any of the provisions of this Deed becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

COUNTERPARTS

22. This Deed may be executed in any number of copies which taken together shall constitute a single deed.

GOVERNING  LAW  AND  JURISDICTION

23.1 GOVERNING LAW: This Deed shall be governed by, and interpreted and construed in accordance with English law.

23.2     JURISDICTION:

     (a) All the parties agree that the courts of England are (subject to (b) and (c) below, to have exclusive jurisdiction to settle any disputes (including claims for set-off or counterclaim) which may arise in connection with the validity, effect, interpretation or performance of, or the legal relationships established by, this Deed or otherwise arising in connection with this Deed;

     (b) the agreement contained in paragraph (a) above is included for the benefit of the Security Trustee. Accordingly, notwithstanding the exclusive agreement in (a) above the Security Trustee shall retain the right to bring proceedings in any other court which has jurisdiction by virtue of the Convention on Jurisdiction and the Enforcement of Judgments signed on 27 September 1968 (as from time to time amended and extended) or by virtue of the Convention on jurisdiction and the Enforcement of Judgments signed on 16 September 1988 (as from time to time amended and extended);

     (c) the Security Trustee may in its absolute discretion take proceedings in the courts of any other country which may have jurisdiction, to whose jurisdiction each of the other parties irrevocably submits;

     (d) the Obligors irrevocably waive any objections on the ground of venue or forum non conveniens or any similar grounds; and

     (e) the Obligors irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

23.3 TRIAL BY JURY: Each of the parties hereby irrevocably waives an the rights to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Security Documents or the actions of the parties in the negotiation, administration, performance or enforcement thereof.

23.4 AGENT FOR SERVICE OF PROCESS: Each of the Obligors shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Deed. Such agent shall be Law Debenture Corporate Services Limited, the address of which on the date hereof is Princes House, 95 Gresham Street, London EC2V 7LY, England and any writ, judgment or other notice of legal process shall be sufficiently served on the Obligors or any of them if delivered to such agent at its address for the time being. The Obligors each undertakes not to revoke the authority of the above agent and if, for any reason, the Security Trustee requests it to do so it shall promptly appoint another such agent with an address in England and advise the Security Trustee thereof. If, following such a request, any Obligor fails to appoint another agent, the Security Trustee shall be entitled to appoint one on its behalf.

IN WITNESS WHEREOF this Deed has been executed by the parties hereof as a Deed the day and year first above written.

ABACAN  RESOURCE  CORPORATION,
as  a  Deed
By:     [  J.  Harvie          ]               Signature: /s/ James  S. Harvie
                                                              ------------------

By      [ T.B.  Folawiyo       ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

DAHOMEY  RESOURCE  CORPORATION
As  a  Deed
By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

LIBERTY  TECHNICAL  SERVICES  LTD.
As  a  Deed
By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

ABACAN  RESOURCES  (BENIN)  LIMITED
As  a  Deed
By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

WEST  AFRICAN  RESOURCE  CORPORATION
As  a  Deed

By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

AGBARA  RESOURCES  LIMITED
As  a  Deed

By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade  G. Cherwayko
                                                              ------------------


By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

ABACAN  POWER  (BENIN)  LIMITED
As  a  Deed

By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

ABACAN-ADDAX  BENIN  CONSORTIUM  S.A.
As  a  Deed
By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

ANGUS  INTERNATIONAL  RESOURCES  LTD.
As  a  Deed

By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

PROFILE  INTERNATIONAL  LTD.
As  a  Deed

By:     [  W.G.  Cherwayko     ]               Signature: /s/ Wade G. Cherwayko
                                                              ------------------

By:     [  T.B.  Folawiyo      ]               Signature: /s/ Tunde Folawiyo
                                                              ------------------

CREDIT  SUISSE  FIRST  BOSTON
As  Lender,  Agent  and  Security  Trustee

By:     [  T.  Patrick         ]               Signature: /s/ T.  Patrick
                                                              ------------------

By:     [  Alex  Gantner       ]               Signature: /s/ Alex  Gantner
                                                              ------------------

                                   SCHEDULE 1

                       SUPPLEMENTAL DEED - NEW PARTICIPANT

SUPPLEMENTAL  DEED  dated  __________  19__

BETWEEN:

[NAME  OF  NEW  PARTICIPANT]  of  [principal  office]  (the  NEW  BENEFICIARY);

ABACAN RESOURCE CORPORATION, DAHOMEY RESOURCE CORPORATION, LIBERTY TECHNICAL SERVICES LTD., ABACAN RESOURCES (BENIN) LIMITED, WEST AFRICAN RESOURCE CORPORATION, AGBARA RESOURCES LIMITED, ABACAN POWER (BENIN) LIMITED,
ABACAN-ADDAX BENIN CONSORTIUM S.A., ABACAN RESOURCES (NIGERIA) LTD., ANGUS INTERNATIONAL RESOURCES LTD., and PROFILE INTERNATIONAL LTD., (individually and collectively, the AObligors@);

CREDIT  SUISSE  FIRST  BOSTON  (as  AGENT);  and

CREDIT  SUISSE  FIRST  BOSTON  (as  SECURITY  TRUSTEE).

WHEREAS:

(A) This Deed is entered into pursuant to clause 2.2 of the Security Trust Deed (the TRUST DEED) dated July 2, 1998 between the Obligors, Credit Suisse First Boston as Agent, the Security Trustee and others.

(B) The New Beneficiary has entered into a Transfer Certificate dated _________ 19__ with [name of Transferor] pursuant to clause 19 of the Facility Agreement.

(C) The New Beneficiary has agreed to accede to the Trust Deed. NOW THIS DEED WITNESSETH as follows:

1. Words and expressions defined in the Trust Deed bear the same respective meanings in this Deed (including the recitals) unless the context otherwise requires.

2. The New Beneficiary shall with effect from the date hereof be bound by the provisions of the Trust Deed as a Beneficiary and shall have an the rights and obligations set out in the Trust Deed as rights and obligations of a Beneficiary. In particular (without limitation) the Security Trustee agrees that it shall hold the Secured Property in accordance with the provisions of the Security Documents on trust for the New Beneficiary (in addition to the other Beneficiaries) in accordance with the Trust Deed. The New Beneficiary confirms its acceptance of all the provisions of the Trust Deed.

3.     The  Agent  shall  be  the  representative  of  the  New  Beneficiary.

4.     The provisions of clause 23 of the Trust Deed shall apply to this Deed as
if  each     reference therein to "this Deed" included a reference to this Deed.

IN WITNESS WHEREOF this Deed has been executed the day and year first above written.

        [          ],
as  the  New  Beneficiary

                                   Signature:_________________________

ABACAN  RESOURCE  CORPORATION
as  a  Deed

By:     [          ]               Signature:_________________________

By      [          ]               Signature:_________________________

DAHOMEY  RESOURCE  CORPORATION
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

LIBERTY  TECHNICAL  SERVICES  LTD.
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

ABACAN  RESOURCES  (BENIN)  LIMITED
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

WEST  AFRICAN  RESOURCE  CORPORATION
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

AGBARA  RESOURCES  LIMITED
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

ABACAN  POWER  (BENIN)  LIMITED
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

ABACAN-ADDAX  BENIN  CONSORTIUM  S.A.
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

ABACAN  RESOURCES  (NIGERIA)  LTD.
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

ANGUS  INTERNATIONAL  RESOURCES  LTD.
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

PROFILE  INTERNATIONAL  LTD.
As  a  Deed

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________

CREDIT  SUISSE  FIRST  BOSTON
As  Agent  and  Security  Trustee

By:     [          ]               Signature:_________________________

By:     [          ]               Signature:_________________________